                        POWER OF ATTORNEY

     Know  all  by  these  presents, that the undersigned  hereby
constitutes  and  appoints  each  of  Lisa  Wanstreet  and   Eric
Tichenor,  signing  singly,  the undersigned's  true  and  lawful attorney-in-fact to:

     (1)  execute  for and on behalf of the undersigned,  in  the undersigned's capacity as an officer and/or director of
          MVB Financial Corp. (the "Company"), Forms 3, 4, and  5
          in  accordance  with Section 16(a)  of  the  Securities
          Exchange Act of 1934 and the rules thereunder;

     (2)  do  and  perform any and all acts for and on behalf  of the undersigned which may be necessary or desirable  to
          complete  and  execute any such Form 3,  4,  or  5  and
          timely file such form with the United States Securities
          and  Exchange  Commission and  any  stock  exchange  or
          similar authority; and

     (3)  take  any  other  action  of  any  type  whatsoever  in connection with the foregoing which, in the opinion  of
          such  attorney-in-fact, may be of benefit  to,  in  the
          best   interest  of,  or  legally  required   by,   the
          undersigned,  it  being understood that  the  documents
          executed  by  such attorney-in-fact on  behalf  of  the
          undersigned pursuant to this Power of Attorney shall be
          in   such  form  and  shall  contain  such  terms   and
          conditions as such attorney-in-fact may approve in such
          attorney-in-fact's discretion.

     The  undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act  and thing  whatsoever requisite, necessary, or proper to be  done  in the  exercise of any of the rights and powers herein granted,  as fully  to  all intents and purposes as the undersigned  might  or could  do  if personally present, with full power of substitution or  revocation,  hereby ratifying and confirming  all  that  such
attorney-in-fact,  or  such  attorney-in-fact's   substitute   or
substitutes, shall lawfully do or cause to be done by  virtue  of this  power of attorney and the rights and powers herein granted.
The  undersigned  acknowledges that the  foregoing  attorneys-in-
fact,  in  serving  in  such  capacity  at  the  request  of  the undersigned,  are not assuming, nor is the Company assuming,  any of  the undersigned's responsibilities to comply with Section  16 of the Securities Exchange Act of 1934.

     This Power of Attorney shall remain in full force and effect until  the undersigned is no longer required to file Forms 3,  4,
and   5  with  respect  to  the  undersigned's  holdings  of  and transactions in securities issued by the Company, unless  earlier revoked by the undersigned in a signed writing delivered  to  the foregoing attorneys-in-fact.

     IN WITNESS WHEREOF, the undersigned has caused this Power of
Attorney to be executed as of this 20th day of January, 2009.

                                    /s/ Joseph P.  Cincinnati
                                   Signature